UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 3, 2015

COMM 2015-LC19 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation
Ladder Capital Finance LLC
Cantor Commercial Real Estate Lending, L.P.
KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-15	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about February 4, 2015, a series of mortgage pass-through certificates, entitled COMM 2015-LC19 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), is expected to be issued by COMM 2015-LC19 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of February 1, 2015 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about February 4, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 139 commercial, multifamily and manufactured housing community properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated January 26, 2015, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“Ladder”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated January 26, 2015, between the Registrant, Ladder, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated January 26, 2015, between the Registrant and CCRE; and certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated January 26, 2015, between the Registrant and KeyBank.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), KeyBanc Capital Markets Inc. (“KCM”) and Goldman, Sachs & Co. (“GS&Co.”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of January 26, 2015, between the Registrant, GACC and DBSI, CF&Co., KCM and GS&Co., as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI, CF&Co., KCM, GS&Co. and Wells Fargo Securities, LLC (“WFS”) pursuant to the Certificate Purchase Agreement, dated as of January 26, 2015, between the Registrant, GACC and DBSI, CF&Co., KCM, GS&Co. and WFS, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

KeyBank will act as primary servicer with respect to all of the Mortgage Loans that KeyBank will be transferring to the Issuing Entity pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.5 and dated as of February 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank.

Berkeley Point Capital LLC will act as primary servicer with respect to one (1) of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, attached hereto as Exhibit 99.6 and dated as of February 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated January 26, 2015, supplementing the Prospectus, dated September 3, 2014, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of January 26 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc. and Goldman, Sachs & Co.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2
Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

99.3	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.4	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.5	Primary Servicing Agreement, dated as of February 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

99.6	Primary Servicing Agreement, dated as of February 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: February 3, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of January 26 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc. and Goldman, Sachs & Co.

4.1
Pooling and Servicing Agreement, dated as of February 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2
Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series TRS of Ladder Capital Finance Holdings LLLP and Series REIT of Ladder Capital Finance Holdings LLLP.

99.3	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.4	Mortgage Loan Purchase Agreement, dated January 26, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.5	Primary Servicing Agreement, dated as of February 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

99.6	Primary Servicing Agreement, dated as of February 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.